EXHIBIT 10.2

LOAN AGREEMENT AND SECURITY AGREEMENT

Atlanta, Georgia			January 17, 2007

Advanced Nurseries. Inc.			20-4282069
(Exact Name of Borrower)			(Taxpayer ID No.)

Georgia Corporation			0610337
(Type & State of Borrower’s formation, e.g., corporation, LLC, partnership, etc.)			(Organization No.)

756 Union Hill Road	Alpharetta	Forsyth	GA 30004
(No. and Street Address)	(City)	(County)	(State)

The undersigned debtor (hereinafter referred to as “Borrower”), for good and valuable consideration, and to induce Presidential Financial Corporation (hereinafter referred to as “Lender”) to accept this agreement (“Agreement”) and to make the loans and advances described hereunder, hereby agrees as follows:

1. Request for Loan. From time to time Borrower may request, and Lender in its sole discretion may loan Borrower up to eighty percent {80%) of the amount of Approved Receivables (as hereinafter defined) submitted by Borrower to Lender; or (b) TWO MILLION AND N01100 DOLLARS ($2,000,000.00), or such greater or lesser amount as Lender may from time to time establish.

Provided, however, that the total principal amount of such loans and advances to Borrower shall not exceed Borrower’s maximum line of credit extended from time to time by Lender and determined in Lender’s sole discretion. All loans and advances made by Lender hereunder shall be evidenced by a demand promissory note (hereinafter the “Note”) executed by Borrower and shall contain such terms as Lender shall require. “Approved Receivables” as used herein shall mean only such accounts, contract rights, chattel paper, instruments or general intangibles belonging to Borrower as from time to time shall be acceptable to Lender, in its sole judgment and discretion, in terms of quality and current status. “Value” as used herein shall mean the lower cost or market value of Inventory.

2. Grant of Security Interest. To secure the indebtedness evidenced by the Note together with any extensions or renewals thereof, in whole or in part, as well as all other indebtedness, obligations and liabilities of Borrower to Lender, now existing or hereafter incurred or arising whether direct, indirect or by way of assignment, whether joint or several, absolute or contingent, due or to become due and whether as principal, maker, endorser, surety, guarantor or otherwise, or which Lender may now or hereafter have, own or hold (the foregoing being hereinafter sometimes referred to collectively as the “Obligations”), Borrower does hereby grant to Lender a security interest in and security title to the following described property, whether now owned or existing or hereafter acquired or arising and wherever located:

(a)

Receivables. All of Borrower’s accounts, accounts receivable, notes receivable, contract rights, drafts, general intangibles (including but not limited to, software and payment intangibles), instruments and chattel paper, whether tangible or electronic (all of the foregoing being hereinafter collectively referred to as the “Receivables”);

(b)	Accounts and Securities. All of Borrower’s money, deposit accounts, letters of credit, letter of credit rights and investment property;

(c)	Supporting Obligations. All supporting obligations relating to any of the foregoing;

(d)

Inventory. All of Borrower’s finished goods and inventory, packing and shipping supplies, all goods intended to be sold or used by Borrower or to be furnished by Borrower under contracts of service, including all raw materials, goods In process, finished goods, materials and supplies of every kind and nature, used or usable in connection with the manufacture, shipping, advertising, selling, leasing or furnishing of such goods, all documents evidencing or representing the same and alt documents of title, all negotiable and non-negotiable warehouse receipts representing the same and all products, accounts and proceeds resulting from the sale or other disposition of the foregoing, that may be rejected, returned repossessed or stopped in transit and all other items, customarily classified as inventory (alt of the foregoing being hereinafter collectively referred to as the “inventory”);

(e)	Furniture, Fixtures and Equipment. All of Borrower’s presently owned and hereafter acquired machinery, furniture, fixtures and equipment wherever located (all of the foregoing being hereinafter collectively referred to as the “FF&E”);

(f)	Other Property. Any and all other property of any nature whatsoever of Borrower now or hereafter in the possession of, assigned to or hypothecated to Lender for any purpose, including, but not limited to balances, credits, deposits, accounts, items and monies of Borrower now or hereafter with Lender and all dividends and distributions on or rights in connection with any such property and all rights of Borrower earned or to be earned under contracts to sell goods or render services.

(9)	Proceeds. A€I substitutions, improvements, accessions, additions, renewals and replacements of or to any of the foregoing (including, but not limited to, returned or unearned premiums from any insurance written in connection with this Agreement) and all proceeds of any of the foregoing, including, but not limited to, any and all proceeds in the form of Receivables and inventory; and

The foregoing shall hereinafter be collectively. referred to as the “Collateral”. The security interest is granted pursuant to the Uniform Commercial Code of the State of Georgia, as amended from time to time (the `Code”).

If at any time the Collateral pledged as security for any of the Obligations shall be or become unsatisfactory to Lender or should Lender deem itself Insecure as to the adequacy or sufficiency of such Collateral, Borrower will immediately furnish such further property as additional Collateral to. be held by Lender as if originally, pledged as Collateral hereunder or make such payment on account as will be satisfactory to Lender.

3. Certain Lender Rights. Whether an event of default shall exist hereunder or not, Lender shall have, but shall not be limited to the following rights, each of which may be exercised at any time and from time to time: (i) to transfer the Note and the Collateral, and any transferee shall have all the rights of Lender hereunder and Lender shall be thereafter relieved from any liability with respect to any Collateral so transferred; (ii) to transfer the whole or any part of the Collateral in the name of itself or its nominees; (iii) to vote any investment securities forming a part of the Collateral; (iv) to notify the obligors on any Collateral to make payment directly to Lender of any amounts due thereon; (v) to execute at any time in the name of any party hereto and to file, without Borrower’s signature, financing statements covering any of the Collateral or which describe the Collateral as “all assets” or “all property” of Borrower; (vi) to receive or take control of any income or other. proceeds of any of the Collateral; and (vii) to request and receive current financial information from any party liable for all or any part of the Obligations.

4. Lender Right as to Receivables. in addition to any other provision herein, as to Borrower’s Receivables which are pledged as part of the Collateral, Lender shall have the following rights and privileges:

(a) Account Collections. Lender will handle the cash collection of the Receivables; however, Borrower will, at its own expense, endeavor to collect all amounts due under the Receivables, including the taking of such action With respect to such collection including, but not limited to, litigation, as Lender requests or, in the absence of such request, as Borrower may deem necessary or advisable. Borrower may in the ordinary course of business grant to any party obligated on Receivables any rebate or adjustment to which such party may be lawfully entitled, and, may accept, in connection therewith, the return of goods, the sale or lease of which have given use to such Receivables. Borrower shall promptly notify Lender of and shall settle all customer disputes; however, if Lender elects, it shall have the right at all times to settle, compromise, adjust or litigate all customer disputes directly with the customer or other complainant upon such terms and conditions as Lender deems advisable including but not limited to the right to surrender, release or exchange all or any part of any Receivable owed by a customer to Borrower, and to compromise or extend or renew for any period any such Receivable, all without incurring liability to Borrower for its performance of any such acts and Lender hereby shall have the right to stop goods in transit or to replevy or to reclaim such goads. All returned, replevied and reclaimed goods (unless released by Lender) coming into Borrower’s possession shall be held by Borrower in trust for Lender. Borrower shall notify Lender promptly of all such returned goods and shall promptly pay to Lender the gross amount of the unpaid Receivables with respect thereto.

If any Receivable is not paid within ninety-one (91) days.frorn the date of the invoice with respect thereto, or if any customer raises any claim of non-conformity of goods, total or partial failure of delivery, set off, counterclaim, or breach of warranty or any other claim inconsistent with Borrower’s warranties as made below, Borrower will upon demand pay Lender the gross amount of the Receivable so affected or unpaid, together with any damages or loss sustained by Lender and any accrued but unpaid interest, fees, or other charges due Lender; provided, however, such payment may not be deemed a release of Lender’s security interest therein nor a release thereof and security title thereto and to the goods represented thereby-shall remain in Lender until and unless Lender executes a release. Lender may, at any time and from time to time, notify any parties obligated on any of the Receivables to make payment directly to Lender of any amount due or to become due thereunder, and enforce collection of any of the Receivables by suit or otherwise, as hereinbefore provided. Upon request of Lender, Borrower will, at its own expense, notify any parties obligated on any of the Receivables to make payment directly to Lender of any amounts due or to become due thereunder.

Borrower hereby appoints and constitutes Lender as Borrower’s attorney-in-fact to receive, open, and, in Lender’s sole discretion, dispose of all mail addressed to Borrower in order to fully protect Lender’s interest in the Collateral; to notify the postal authorities to change the address and delivery of mail addressed to Borrower to such address as Lender may designate; to endorse Borrower’s name upon any notes, acceptances, checks, drafts, money orders and other evidences of payment of Collateral that may come into Lender’s possession and to deposit or otherwise collect the same; to sign Borrower’s name on any bill of lading relating to any Collateral, on drafts against customers, listings of Receivables, and notices to customers; to prepare and mail invoices to Borrower’s customers; to send verification of accounts to customers; to execute in Borrower’s name any affidavits and notices with regard to any and all lien rights, and to do all other acts and things necessary or helpful to carry out this Agreement or to deal with the Collateral or proceeds thereof in its own name or in the name of Borrower. All acts of said attorney-in-fact are hereby ratified. This power, being coupled with an interest, is irrevocable while Borrower is indebted to Lender under any of the Obligations.

(b) Remittance by Borrower. Unless Lender shall otherwise consent in writing, Borrower will forthwith upon receipt, transfer and deliver to Lender in the form received, ail cash, checks, chattel paper, drafts, items or other Instruments for the payment of money (properly endorsed where required, so that such items may be collected by Lender) which may be received by Borrower at any time in full or partial payment or otherwise as proceeds of any Collateral. Unless Lender shall otherwise consent In writing, any such -items which may be thus received by Borrower shall not_ be commingled with any other of Borrower’s funds or property, but will be held separate and apart from its own funds or property and upon express trust for Lender until delivery is made to Lender. Borrower shall comply with the terms and conditions of any consent given by Lender pursuant to the provisions of this paragraph. Checks, drafts, wire and other electronic transfers, and any other non-cash instrument for the payment of money shall be credited to the Note on the second business day after the day of receipt by Lender, if a business day, or if riot a business day, on the first business day following receipt. The excess of amounts actually collected by Lender from the proceeds of the Collateral over the amounts under the Note currently owing to Lender for loans, advances, interest and fees thereunder and hereunder, shall be paid by Lender from time to time to Borrower in such. order of application as Lender may elect, periodically, but in no event less frequently. than monthly. Lender shall deliver to Borrower a statement of account and such statement shall be binding and conclusive upon Borrower unless Borrower notifies Lender to the contrary within ten (10) days after the date of each statement is rendered,

(c) Billing Customers of Borrower. Billing on invoices by whomever done shall be conclusive evidence of assignment and transfer hereunder to Lender of the Collateral represented thereby whether or not Borrower executes any document of transfer in regard thereto.

(d) Additional Representations and Warranties, Borrower hereby represents and warrants to Lender that the Receivables will be, at the time of their creation, bona fide and existing obligations of Borrower’s customers arising out of the sale of goods and/or rendition of services by Borrower and are owned by and owed to Borrower without defense, offset, or counterclaim; that with regard to each Receivable as it arises Borrower will have made delivery of the goods or will have rendered the services ordered, and the customer will have accepted the goods and/or services.

5_ Lender Rights as to Inventory. In addition to any other provisions herein, as to Borrower’s Inventory which is pledged as a part of the Collateral, Lender shall have the following rights and privileges:

(a) Pay down on Sale. Borrower shall pay to Lender concurrently with each sale of Inventory an amount equivalent to the Value of Inventory (as defined herein) sold, or shall substitute other Inventory (acceptable as security to Lender) designated in written statements signed and delivered to Lender by Borrower, of a Value that, in the opinion of Lender, equals at least the. Value of such sold Inventory. If at any time the aggregate amount of outstanding loans under this Agreement exceeds the Value of Inventory then acceptable to Lender, Borrower will, immediately upon demand, repay sufficient of the loans made to it by Lender hereunder so that said ratio of loan to Value is re-established or give to Lender a security interest in other Inventory acceptable to Lender of a sufficient Value to accomplish that result.

(b) Additional Representations and Warranties. Borrower represents and warrants to and covenants and agrees with Lender that (except as otherwise specified in the Agreement): (i) Inventory shall be kept only at the following location):

Borrower will promptly notify Lender in writing of any change in location of any place of business or of the Inventory, or the establishment of any new place of business; (ii) immediately upon each demand by Lender therefor, Borrower shall execute and deliver to Lender designations of Inventory specifying Borrower’s cost of inventory, the market value thereof and such other matters and information relating to Inventory as Lender may from time to time request; (iii) Borrower now keeps and shall keep correct and accurate records itemizing and describing the kind, type, quality and quantity of inventory, Borrower’s cost therefor and the selling price thereof, the daily withdrawals therefrom and the additions thereto; (iv) all inventory is and shall be new Inventory of goods and shall be of merchantable quality, free from defects; (v) Inventory is not and shall not be stored with a bailee, warehouseman or similar party without Lender’s prior written consent and in such event, Borrower will, concurrently with delivery to such party, cause any such party to issue and deliver to Lender, in form acceptable to Lender, warehouse receipts in Lender’s name evidencing the storage of such Inventory; (vi) Lender and ik agents and representatives may, upon demand, during Borrower’s usual business hours: (1) inspect and examine Inventory and cheek and test the same as to quality, quantity, value and condition; and (2) inspect, audit, check and make extracts from the books, records, journals, orders, receipts, correspondence and other data relating to Borrower’s Inventory or to any other transaction between the parties hereto; and (vii) that Borrower’s Inventory shall not be subject to any security interest, lien or encumbrance except in favor of Lender hereunder.

(c) Revisions. Borrower agrees that the percentage of Value advanced, the acceptability and Value of inventory and the period during which such advances are to remain outstanding are and shall be entirely in Lender’s sole discretion and that Lender shall have the right at any time to revise any limit placed by Lender upon the amount of such advances or upon the valuation of Inventory or Lender may, in its sole discretion, refuse to make further advances. if Inventory remains in stock for a period of time which Lender in its sole judgment deems excessive, such Inventory may, at Lender’s option, be considered to be of no. Value for the purposes of loans or advances although the same remains in stock and Lender retains its lien thereon according to the terms and provisions of this Agreement.

(d) Sale of Inventory. Until a default by Borrower, Borrower may, subject to the provisions of this Agreement, and not in a manner inconsistent therewith or unlawful, set! finished Inventory, but only in the ordinary course of Borrower’s business; however, in no event shall Borrower make any sale of Inventory which would cause a breach of Borrower’s warranties, representations and covenants under Section 5(b) of this Agreement. A sale of Inventory in the ordinary course of Borrower’s business does not include a transfer in partial or total satisfaction of a debt owing by Borrower. Borrower shall report the receipt or creation of all sales or other dispositions of Inventory to Lender and promptly deliver such proceeds to Lender. Borrower shall execute and deliver to Lender, in form satisfactory to Lender, a formal assignment or schedule of accounts receivable or other proceeds resulting from the sale or other disposition of inventory but in the absence of such assignment or schedule this Agreement shall constitute such assignment or schedule and the grant of a security interest therein. Lender’s security interest hereunder shall attach to all proceeds (whether represented by cash, checks, drafts, notes, chattel paper, open accounts or otherwise) of all sales or other dispositions of Borrower’s Inventory.

(e) Release: Lender shall not be liable or responsible for and Borrower hereby releases Lender from any and all causes of action or claims which Borrower may now or hereafter have for any loss or damage to it claimed to be caused by or arising from: (i) the safekeeping of Inventory; (ii) any damage thereto occurring or arising in any manner or fashion from any cause; (iii) any diminution. in the value of Inventory; or (iv) any act of default of any carrier, warehouseman, bailee or forwarding agency thereof or other person whomsoever. All risk of loss, damage or destruction of Inventory shall be borne by Borrower.

6. Insurance. Borrower shall keep the Collateral fully insured against fire,, theft and other casualty (as well as such other risks as Lender may hereafter request) with foss payable to Lender and shall pay all premiums promptly when same become due. Lender shall have the right to require Borrower to maintain such insurance with such companies and in such amounts as Lender may request. All policies of insurance will specify that such insurance shall not be cancelable by Borrower or the insurer without at least ten (40) days advance written notice to Lender. In the event any or all insurance hereinbefore provided is canceled, any returned premium thereon shall be payable to Lender and may be applied by Lender to any part of the Obligations, whether matured or unmatured. Lender is authorized to receive the proceeds of any insurance loss and at the option of Lender shall apply such proceeds toward either the repair or replacement of the Collateral or the payment of the Obligations secured hereby. if Borrower fails to maintain such insurance, Lender may, at its option, but without obligation, purchase such insurance or pay any premium owing and any such sum paid by Lender shall be payable by Borrower on demand by Lender or at Lender’s option may be added to any of the Obligations.

7. Warranties of Borrower. Borrower hereby represents and warrants to Lender that the Collateral is now and will be kept free and clear of any and all liens, security interests and encumbrances whatsoever, other than the security interest hereunder; that Borrower has and will have the right to convey the Collateral as security for the Obligations; that Borrower will accurately and timely prepare and file any and all .payroll, income, sales, franchise and any other applicable tax returns and pay or remit any taxes due therewith; that Borrower will promptly pay or discharge all taxes assessed against the Collateral and all liens which may attach thereto; that any and all information set forth in arty writing heretofore or hereafter delivered to Lender by Borrower pertaining to the Collateral or Obligations is and will be true and correct as of the date thereof; that Borrower is solvent; if a registered organization (as defined in the Code) that Borrower is duly formed or organized as the type of organization set forth above and is validly existing under the laws of the State of its formation or incorporation as set forth above, is duly qualified and in good standing in every other state in which it is doing business as a registered organization and Its exact name and organization number are as set forth above; that the execution, delivery and performance hereof are within Borrower’s corporate or company powers, have been duly authorized, are not in contravention of law or the terms of Borrower’s charter, bylaws or other incorporation or formation documents, or of any indenture, agreement or undertaking to which Borrower is a party or by which it is bound; that without .prior written notice to Lender, Borrower will not obtain any loans, advances or other financial accommodations or arrangements from any party other than Lender and will not encumber any of its assets; that without prior written consent of Lender, Borrower will not change its name, reorganize, merge or consolidate, change its jurisdiction of incorporation or formation, or issue or sell or redeem any of its common stock or other ownership interests, or permit the transfer by the present shareholders of Borrower to any other person or entity any or all of the common stock or other ownership interests of Borrower outstanding or in treasury as of the date hereof; that in the event of any transfer by operation of law, Borrower shall immediately notify Lender; that there is no order, notice, claim, litigation, proceedings or investigation pending or threatened against or affecting Borrower whether or not covered by insurance, that would materially and adversely affect Borrower’s operations, financial condition, property or business; that Borrower wilt not sell, transfer, lease or otherwise dispose of all or (except in the ordinary course of business) any material part of its assets; that no account arises out of a contract with, or order from, an account debtor that, by its terms, forbids assignment or makes the assignment of that account to Lender void or unenforceable; that the representations and warranties made hereunder by Borrower are true on the date hereof and will be true on the date of each loan advance by Lender hereunder; that Borrowers address as shown above is the location of Borrower’s principal place of business, that such place of business is Borrower’s only place of business, and that Borrower has not maintained any other place of business or principal place of business or corporate or trade name during the five (5) years immediately preceding the date of the execution of this Agreement, unless having notified Lender in writing of all such previous addresses and names.

8. Duties and Further Assurances of Borrower. Borrower covenants and agrees that, so long as anyof the Obligations remain outstanding and unpaid, it shall:

(a)	Financing Statements—Execute upon request of Lender such financing statements and other documents and pay the cost of filing or recording the same, and do such other acts and things as Lender may from time to time request to establish and maintain a valid and perfected security interest of Lender in the Collateral;

(b)	Control Agreements—Deliver to Lender such agreements giving Lender “control”, as defined in the Code, of any investment property, deposit accounts, letters of credit or electronic chattel paper as Lender may request, with each such agreement being in form and substance satisfactory to Lender;

(c)	Tort Claims—in the event the Borrower obtains a “commercial tort claim° (as defined in the Code), the Borrower shall immediately notify Lender and pledge such commercial tort claim to the Lender pursuant to a supplement to this Agreement, such supplement to be in form and substance satisfactory to the Lender;

(d)	Inspection—Permit Lender, its agents and employees, from time to time, to inspect, audit and make copies of and extract from all records and other papers in the possession of Borrower, including but not limited to those pertaining to the Collateral and Borrower’s debtors, and upon request of Lender, all such records and papers, including copies of customer invoices and exclusive evidence of shipment and such other documents and proof of delivery/rendition as Lender may at any time require;

(e)	Financial Statements—Furnish to Lender on or before the forty fifth (45th) day after the end of each month, financial statements in form and substance satisfactory to Lender and certified by an appropriate officer or representative of Borrower, and furnish to Lender annually on or before the sixtieth ($0th) day after the end of Borrowers fiscal year, a compiled financial statement in form and substance satisfactory to Lender with all such reports to be prepared in accordance with Generally Accepted Accounting Principles, consistently applied;

(f)	Records Retention—Keep at its address shown herein its records concerning the Collateral, which records shall be of such character as will enable Lender to determine at any time the status of the Collateral;

(g)	Information Furnish such information and documents concerning Borrower; the Collateral and Borrower’s debtors as Lender may from time to time request, and comply with loan procedures and reporting requirements established from time to time by Lender;

(h)	Payment of Charges Against Collateral—Borrower shall pay all taxes and other charges against the Collateral promptly when same become due: Should Borrower fail to pay any such taxes or other charges, Lender may, at its option, pay any such amount owing and any such sum paid by Lender shall be payable by Borrower on demand by Lender or, at Lender’s option, may be added to any of the Obligations; and

(i)	Closing Costs—Borrower will pay all costs of closing the loan which is the subject of this Agreement and will reimburse Lender during the period of financing hereunder for all out-of-pocket or advanced expenses, including, but not limited to, long distance phone, calls and travel expenses.

9. Default and Remedies. Upon the occurrence of any one or more of the following: (i) any failure of any Obligor (which term shall include Borrower, any co-borrower, and each endorser, surety or guarantor of the Note) to pay any of the Obligations when due or to observe or perform any agreement, covenant or promise hereunder or in any other agreement, note, instrument or certificate of any Obligor to Lender, now existing or hereafter executed in connection with any of the Obligations, including,. but not limited to, a loan agreement, if applicable, and any agreement guaranteeing payment of any of the Obligations; (ii) any default of any Obligor in the payment or performance of any other liabilities, indebtedness or obligations of any Obligor to any other creditor, or any occurrence which would allow or permit any other liabilities, indebtedness or obligations to any’ other creditor to be accelerated; (iii) any failure of any Obligor to furnish Lender current financial information upon request; (iv) any failure of any Obligor or any pledger of any security interest in the Collateral (the “PledgorF’) to observe or perform any agreement, covenant or promise contained in any agreement, instrument or certificate executed in connection with the granting of a security interest in any Collateral to secure the Obligations; (v) any warranty, representation or statement made or furnished to Lender by or on behalf of any Obligor in connection with the extension of credit evidenced by the Note proving to have been false in any material respect when made or furnished; (vi) any loss, theft, substantial damage, destruction, sale, foreclosure of or encumbrance to any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon or the rendering of any judgment or lien or garnishment or attachment against any Obligor or its property, whether actual or threatened; Nil) the death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws, state or federal, by or against Borrower or any other Obligor; (viii) any discontinuance or termination of any guaranty of any of the Obligations by.a guarantor; (ix) any amendment or termination of a financing statement naming the Borrower as debtor and the Lender as secured party, or any corrective statement with respect thereto, is flied without the prior written consent of the Lender; (x) any Receivable remaining unpaid for a period of ninety-one (91) days from the date of any advance under the .Note with respect thereto; .(xi) if the Collateral declines in value or for any reason becomes insufficient In Lender’s sole and exclusive judgment to secure the repayment of the-Obligations and Borrower, after demand, fails or refuses to substitute and/or make additions to the Collateral, ar pay down the Obligations satisfactory. to Lender; or (xii) Lender deeming itself insecure as to the ability of Borrower to repay the Obligations, or as to the sufficiency of the Collateral, thereupon, or at any time thereafter, Lender at its option may terminate any obligation to extend any additional credit, make additional advances or make any other financial accommodation to Borrower and/or may declare all of the Obligations to be due and payable and Lender may exercise any other rights of Lender under the Note or any other agreement with any Obligor or any Pledger, or the remedies of a secured party under the Code, including, without limitation thereto, the right to take possession of the Collateral, or the proceeds thereof and to sell or otherwise dispose of the same, and for this purpose, to sign in the name of any Obligor any transfer, conveyance or instrument necessary or appropriate in order for Lender to sell or dispose of any of the Collateral, and Lender may, so far as Borrower can give authority therefor, enter upon the premises on which the Collateral or any part thereof may be situated and remove the same therefrom, without being liable in any way to any Obligor on account of entering any premises. Lender may require Borrower to.assemble the Collateral and make the Collateral available to Lender at a place to be designated by Lender which is reasonably convenient to both parties. Furthermore, Lender shall be entitled to (and each Obligor hereby consents to) the immediate issuance of a writ of possession with respect to all personal items of Collateral in any Obligor’s possession. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shalt give Borrower written notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, or otherwise given, to Borrower at the last address shown on Lender’s records at least five (a) days before such disposition. In the event of a sale of the Collateral, Lender may bid upon or become purchaser at any such sale, if public, free from any right of redemption, which is hereby expressly waived by Borrower, and Lender shall have the right at its option to apply or be credited with the amount of all or any part of the Obligations owing to.Lender against the purchase price bid by Lender at any such sale. The net cash proceeds resulting from the collection, liquidation,. sate, lease or other disposition of the Collateral shalt be applied first to the expenses (including all attorney’s fees) of retaking, holding, storing, processing and preparation for sale, selling, collecting, liquidating and the like, and then to the satisfaction of all Obligations, with application as to particular Obligations or against principal or interest to be in Lender’s sole and absolute discretion. Borrower shall be liable to Lender and shall.pay to Lender on demand, any deficiency which may remain after such sale, disposition-, collection or liquidation of the Collateral, and Lender, in turn, agrees to remit to Borrower any surplus remaining after all Obligations have been paid in full. If any Obligation (including but not limited to the Note) is a demand instrument, the statement of a maturity date or the recitation of defaults and the right of Lender to declare any Obligation due and payable shall not constitute an election by Lender to waive its right to demand payment under a demand at any time and in any event as Lender in its sole discretion may deem appropriate. The rights of Lender specified herein shall be in addition to, and not. in limitation of Lender’s rights under the Code, or any other statute or rules of law conferring rights similar to those conferred by the Code, and under the provisions of any other instrument or agreement executed by Borrower, any other Obligor or any Pledgor to Lender. Any rights or remedies of Lender may be exercised or taken in any order or sequence whatsoever, at the sole option of Lender. No waiver by Lender of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion.

10. Minimum Payment. In consideration of Lender extending to Borrower a line of credit of upto$                                                              , Borrower agrees to (I) either maintain an outstanding loan balance of at least $                                        , or, (ii) to borrow each month on invoices which aggregate at least $                                                                 , or (lit) pay. a minimum monthly administrative fee of $                                 whichever is greater.

17. Business Use. Borrower represents and warrants that lender’s loan or loans to Borrower will beused for nonconsumer purposes and not for personal, family or household purposes.

12. Subordination. All indebtedness owed by Borrower to                                          shall be subordinate to Lender and will not be repaid in whole or in part without the written consent of Lender in accordance with the terms and conditions of that certain subordination agreement executed                                          bywhich subordination agreement is by this referenceincorporated herein and made a part hereof.

13. Miscellaneous The security agreement set forth herein and the security interest in and security title to the Collateral created hereby shall terminate only when all of the Obligations have been indefeasibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon the bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affecting Borrower, any Obligor, or any other person. All rights of Lender hereunder shall inure to the benefit of its successors and assigns, and all obligations of Borrower shall bind the heirs,. legal representatives, successors and assigns of Borrower, provided, however, Borrower shall have no right to assign its rights or obligations under this Agreement without having first received the prior Written consent of Lender. Borrower and each endorser, surety or guarantor of the Note, whether bound by this or by separate instrument or agreement, shall be jointly and severally liable for the indebtedness evidenced by the Note and hereby jointly and severally (i) waive presentment for payment, demand, protest, notice of nonpayment or dishonor and any and all other notices and demands whatsoever, (ii) consent that at any time, or from time to time, payment of any sum payable under the Note may be extended by Lender without notice whether for a definite or indefinite time; (iii) agree to remain liable until alt of the Obligations are paid in full notwithstanding any release or transfer of Collateral by Lender or of any extension, modification or renewal; and (iv) the undersigned irrevocably consents that any legal action or proceeding against it under, arising out of, or in any manner related to this agreement may be brought in any court in DeKalb County, Georgia. The undersigned, by the execution and delivery of this agreement, expressly and irrevocably assents to and submits to the personal jurisdiction of such court in any such action or proceeding. The undersigned hereby expressly and irrevocably waives any claim or defense in any such action or proceeding based on any alleged lack of jurisdiction and proper venue or forum non conveniens or any similar defense. No conduct of Lender shall be deemed a waiver or release of such liability, unless the holder expressly releases such party in writing. In the event the Obligations evidenced hereby are collected by or through an attorney or Lender following a default hereunder, Lender shall be entitled to recover reasonable attorneys’ fees and all other costs and expenses of collection. Time is of the essence. This Agreement, and the rights and obligations of the parties hereunder, shall be governed and construed in accordance with The laws of the State of Georgia, This Agreement, and the documents executed and delivered pursuant hereto, constitute the entire agreement between the parties, and may be amended only by a writing signed on behalf of the party sought to be charged. If any provision of this Agreement shall be held invalid under any applicable laws, such invalidity shall not affect any other provision of this Agreement that can be given effect without the invalid provision, and to this end, the previsions hereof are severable. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Terms used in this Agreement which are defined in the Code shall have the meanings given such terms in the Code unless the context requires otherwise.

IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal the day and year set forth above.

BORROWER:

ATTEST:	Advanced Nurseries, Inc.

By:	By:
Its:	Its:	Chief Executive Officer

LENDER:

Presidential Financial Corporation

By:
	Its:	Senior Vice President

AGREEMENT RELATIVE TO SUBLIMIT

IT IS UNDERSTOOD and agreed that while the documents regarding ADVANCED NURSERIES, INC. (“Borrower”) reflect a $2,000,000.00 credit line, Borrower acknowledges that a sublimit of $1,250,000.00 will remain in effect until Presidential Financial Corporation (“Lender”) in its sole and exclusive discretion agrees to remove the sublimit.

DATED this seventeenth day of January, 2007.

Advanced Nurseries, Inc.

BY:
Title:	Chief Executive Officer

DEMAND SECURED PROMISSORY NOTE

Atlanta, Georgia

Date: January 7, 2007	$2,000,000.00

FOR VALUE RECEIVED, the undersigned promises to pay on demand to the order of Presidential Financial Corporation (hereinafter referred to as “Lender”) at the Lender’s main office in Atlanta, Georgia; or at such other place as Lender may designate, the principal amount of TWO MILLION AND NO/1100 DOLLARS ($2,000,000.00), together with interest on said unpaid principal amount or on so much thereof as may from time to time be unpaid and outstanding, at the rate of one percent (1%) per annum above the prime rate of interest quoted in The Wall Street Journal. The initial interest rate as of the date hereof being nine point two five percent (9.25%) and changes in such rate will be immediately effective upon a change in the prime rate of Interest quoted In the Wall Street Journal; so long as any portion of the Note remains outstanding, such interest to be payable commencing on January 31, 2007; together with all costs of collection including reasonable attorney’s fees if collected by or. through an attorney-at-law. The rate of interest charged to the -undersigned hereunder, together with all amounts reserved, charged, or taken by Lender as compensation for fees, services, or expenses incidental to the making, negotiation, or collection of the loan evidenced hereby, shall in no event exceed the maximum rate of interest on the unpaid principal balance hereof allowable by applicable law. If any sum is charged in excess of the applicable maximum rate, or in violation of any other usury statue of this state, Lender may reduce said charge in conformity therewith. If any sum is collected in excess of the applicable maximum rate, or in violation of any other usury statue of this state, the excess collected shall be applied to reduce the principal balance. All payments received will first be applied to interest and other charges due and owing to the Lender, and any remaining amount shall then be applied to principal.

THE INTEREST RATE ON THE PRINCIPAL INDEBTEDNESS EVIDENCED BY THIS NOTE, AS CALCULATED USING A SIMPLE INTEREST, ANNUAL PERCENTAGE RATE, AND ASSUMING THAT INTEREST PAYMENTS ARE MADE WHEN DUE, IS ONE PERCENT (1%) ABOVE THE DAILY PRIME INTEREST RATE AS QUOTED IN THE WALL STREET JOURNAL. ALL OTHER FEES AND CHARGES PAID IN CONNECTION WITH THIS NOTE BY THE UNDERSIGNED TO THE LENDER ARE PAYMENTS FOR THE COST OF ORIGINATING, BOOKING, SERVICING AND MAINTAINING THE LOAN AND OTHER ADMINISTRATIVE COSTS AS SET FORTH IN O.C.G.A. SECTION 7-4-2(A)(1) AND DO NOT CONSTITUTE FEES FOR THE USE OF MONEY. INTEREST HEREIN SHALL BE COMPUTED, AND IS DUE AND PAYABLE ON THE FIFTEENTH (15th) AND LAST DAY OF EACH MONTH. THEREAFTER, ALL UNPAID INTEREST AND OTHER CHARGES PROVIDED FOR HEREIN, ARE DEEMED BY THE PARTIES TO BE PRINCIPAL PURSUANT TO O.C.G.A. SECTION 7-4-2(A)(3), AND SHALL BE CHARGED AS ADVANCES TO BORROWER’S LOAN ACCOUNT WITH LENDER, BEARING INTEREST UPON THE SAME TERMS AS OTHER ADVANCES. BORROWER SPECIFICALLY AGREES, BY EXECUTION OF THIS NOTE, TO SAID TREATMENT OF ALL UNPAID INTEREST AND CHARGES AS PRINCIPAL ADVANCED UNDER THIS LOAN.

In addition to the interest provided for hereunder, the following service charge shall be earned by Lender and shall be payable by the undersigned to Lender:

A monthly service equal to zero point six percent (0.6%) of the average daily outstanding balance during the month.

In lieu of the above interest and service charges, any draw not paid within ninety (90) days, or in the event of the declaration of a default by Lender, will accrue interest at the rate of four percent (4%) per month.

The undersigned has entered into a Loan Agreement and Security Agreement (“Agreement”) of even date herewith, pursuant to which this Demand Secured Promissory Note has been made and delivered to Lender. Any act of default by the undersigned under said Agreement and any default by the undersigned under its obligations under said Agreement shall constitute a default under this Note. The undersigned and Lender contemplate that the original principal sum evidenced by this Note may be reduced from time to

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time and that additional loans may be made by Lender to the undersigned in the future. Such additional loans, as so designated shall be evidenced by this Note and subject to its terms; provided, however, that the principal amount evidenced by this Note shall not exceed the principal amount shown above. Upon payment in full by the undersigned, any then unearned service charges hereunder shall become earned by and due and payable to Lender.

The undersigned hereby waives demand, presentment, notice, protest and notice of dishonor. Lender shall not be deemed to waive or have waived any of its rights hereunder unless such waiver be in writing and signed by Lender, and no failure, delay or omission by Lender in exercising any of its rights shall operate as a waiver of such rights. A waiver by Lender in writing on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion.

This instrument shall be governed by and interpreted in accordance with the laws of the State of Georgia. Time is of the essence of this Promissory Note.

The word “undersigned” as used herein shall include the plural, should more than one execute this Note; the masculine and feminine gender, regardless of the sex of the undersigned or any of them; partnerships, corporations, and other legal entities, should such an entity execute this Note; endorsers, guarantors and sureties, unless by the express terms of the endorsement or guarantee, an obligation of the undersigned is limited or varied; and the heirs, legal representatives, successors and assigns of the undersigned. The word “Lender” as used herein shall when the circumstances or context requires, include the plural and the successors and assigns of Lender.

IN WITNESS WHEREOF, the undersigned has caused this Demand Secured Promissory Note to be duly executed and its seal to be affixed by Its duly authorized officers, or has signed and sealed this Note as the case may be, and has delivered this Note to Lender, the day and year first above written.

Advanced Nurseries, Inc.

By:
ATTEST:		Chief Executive Officer

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GUARANTY AGREEMENT

State of Georgia

County of Dekaib

In consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the undersigned, and to induce Presidential Financial Corporation (hereinafter referred to as “Lender”) to extend credit to Advanced Nurseries, Inc. (hereinafter referred to as “Borrower”) and/or to renew or extend, in whole or in part, loans or discounts already contracted for by Borrower, and/or from time to time to make loans to Borrower and/or enter into with Borrower any agreement with regard to the assignment and/or financing of accounts, which extensions, renewals, and other financial accommodations to Borrower will be of direct financial benefit to the undersigned, the undersigned, jointly and severally, do hereby unconditionally guarantee to Lender and to its endorsers, transferees, successors and assigns, of either this Guaranty or any of the Obligations (as hereinafter defined) secured hereby, the due and punctual payment in full of all principal of and interest and premium, if any; on, and all other amounts in respect of all Obligations of Borrower to Lender of any and every kind or character, according to their respective terms, and do agree that if such Obligations, or any of them, are not timely performed or paid by Borrower, the undersigned will Immediately perform and/or pay such Obligations according to respective terms.

The “Obligations” covered by this Guaranty include all obligations of Borrower to Lender now existing or hereafter coming into existence, including, but not limited to. all obligations of Borrower to Lender arising under or pertaining to: any agreement regarding accounts receivable; any security device; any promissory note; any loan, advance, over advance, and/or account; any and all other indebtedness and obligations of Borrower to Lender however evidenced or arising; and any renewals or extensions, in whole or in part, of any of the obligations heretofore described, together with all damages, losses, casts, interest, charges, expenses and liabilities of every kind, nature and description suffered or incurred by Lender, arising in any manner out of or in a way connected with, or growing out of said Obligations of Borrower to Lender. This is a continuing guaranty and shall remain in force until a written notice revoking it has been received by the Lender via LISPS Certified mail to the following address: Caller Service #105100, Tucker, GA 30085x5100, but such revocation shall not release the undersigned from liability for any and all Obligations of the principal than in existence, or from any renewals or extensions thereof, in whole or in part, and whether such renewals are made before crafter such revocation.

The undersigned hereby consent and agree that bender may at any time, either with or without consideration, surrender any property or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account securing any of the Obligations covered by this Guaranty, or substitute any collateral so held by it for other collateral of like kind or of any kind without notice to or further consent from the undersigned and such surrender or substitution shall not in any way affect the liability of the undersigned hereunder. The undersigned shall not be discharged from their obligations and undertakings hereunder in the event Lender releases or agrees not to sue any person against whom the undersigned has, to the knowledge of Lender, a right of recourse or in the event Lender agrees to suspend its rights to enforce any promissory note(s) signed by Borrower, or any guaranty given by any other person, or any of Lender’s rights in the collateral given by Borrower to secure the loans made by Lender. Lender shall be under no duty to exercise all or any rights and remedies given by any note or agreement signed by Borrower, nor given by any other guaranty given to Lender to secure Borrower’s indebtedness to Lender, as a condition or requirement of enforcing this Guaranty.

The undersigned hereby waive any right to direct apportionment of payments provided for in O,C.G,A, Section 13-4-42. The undersigned further consent and agree that Lender shall have the right to apportion said payments at its election and in its sore discretion. The undersigned waive any further notice of election by Lender.

The undersigned waive notice of: the creation of any of the Obligations, notice of nonpayment or default by Borrower under any of the Obligations or under any agreement now or hereafter existing between Borrower and Lender; notices of presentment, demand, dishonor, or protest; notice of acceptance of this Guaranty or of the creation or extension or renewal of any Obligations of Borrower to which this Guaranty relates; and any other notices whatsoever; and agrees that no modification of any of the Obligations, and that no waiver, extension, renewal, indulgence, settlement, compromise .or failure to exercise due diligence In collection, for any period or periods whether or not longer than the original period, .nor any surrender, substitution or release of any other person directly or indirectly liable for any of the Obligations, or of any collateral security given by Borrower, shall release the undersigned from any of the indebtedness then accrued or thereafter to accrue under this Guaranty or any part thereof. In the event any claim hereunder is collected by law or through an attorney-at-la* the undersigned shall be liable to Lender for attorneys’ fees equal to fifteen percent (15%) of the unpaid indebtedness and obligations of the undersigned.

The undersigned hereby waive and relinquish any right of contribution, reimbursement, recourse, indemnity, subrogation and any other ‘claim,’ as that term is defined in Title 11 of the United Slates Code (hereinafter referred to as the ‘Bankruptcy Code”, which the undersigned might now have or hereafter acquire, against Borrower or Borrower’s estate, which arise from the existence or performance of the Obligations of the undersigned under this’Guaranty. In the event that the Borrower files a petition under The Bankruptcy Code or is the subject of an involuntary petition filed under the Bankruptcy Code, then the Obligations covered. by this Guaranty shall include all Obligations of the Debtor, Debtor-in-Possession, or a trustee in bankruptcy to the Lender. The Obligations of the undersigned shall not be considered fully paid, performed, and discharged unless and until all payments by Borrower to Lender are no longer subject to any right of any person (including, without limitation, any Debtor, Debtor-in-Possession or any trustee in bankruptcy) to set aside such payments, or to seek to recoup the amount of such payments or any part thereof. Without limiting the generality of the foregoing, the above-referenced right shall include, but is not limited to, any right to recover preferences avoidable

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under the Bankruptcy Code. if any such payments by the Borrower to the Lender are set aside, in whole or in part, or are settled by Lender (the terms and conditions of any such settlement to be determined in Lender’s absolute discretion), then to the extent of such settlement, the undersigned shall indemnify and be liable for the full amount Lender so pays together with casts, interest, attorneys’ fees and any and all expenses which Lender pays or incurs in connection therewith.

The undersigned agree that no act or omission on the part of Lender shall in any way affect or impair this Guaranty. The undersigned hereby waive the right to require the holder. of the Obligations guaranteed to take action against the principal as provided for in O.C.G.A. Section 10-7-24.

This Guaranty is made subject to all terms, conditions, agreements, or stipulations contained in the agreements, Instruments and other documents evidencing the Obligations hereby guaranteed, which are hereby expressly incorporated herein, and the undersigned agrees that the terms, conditions and provisions of any agreements, instruments or other documents which may be executed by Borrower to evidence such Obligations in the future shall simultaneously with their execution, become a part of this Guaranty.

The undersigned and each of them waive and renounce each for himself and family any and all homestead or exemption rights either of them may have under or by virtue of the constitution or laws of Georgia, any other state, or the United States, against the liabilities and Obligations hereby created, and do hereby, jointly and severally, transfer, convey and assign to Lender or holder hereof a sufficient amount of any homestead or exemption that may be allowed to the undersigned, or any of them, including such homestead or exemption as may be set apart In bankruptcy to pay this obligation in with all costs of collection; and each of the undersigned hereby directs the trustee in bankruptcy having possession of such homestead or exemption to deliver to Lender a sufficient amount of property or money so set apart as exempt to pay the obligation hereby created.

Where the Obligations of Borrower hereby guaranteed is an obligation of a corporation, this Guaranty is to cover all Obligations to Lender purporting to be made in behalf of Borrower by an officer or agent of Borrower without regard to the actual authority of such officer or agent. The term “corporation” or Borrower shall include associations of all kinds and all purported corporations whether correctly and legally natural persons. This agreement binds any natural person’s heirs, administrators and executors, and where a corporation, its successors and assigns. Where signed by more than one person, the singular term ‘undersigned’ shall Include the plural, and their obligation shall be joint and several.

The undersigned agree that this Guaranty shall be governed by and construed and enforced according to the laws of the State of Georgia. Wherever possible each provision of the Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable taw, such provision shall be effective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of the Guaranty. The undersigned irrevocably consents that any legal action or proceeding against it under, arising out of, or in any manner related to this agreement may be brought in any court in Dekalb County, Georgia. The undersigned, by the execution and delivery of this agreement, expressly and irrevocably assents to and submits to the personal jurisdiction of such court in any such action or proceeding. The undersigned hereby expressly and irrevocably waives any claim or defense in any such action or proceeding based on any alleged lack of jurisdiction and proper venue or forum non conveniens or any similar defense.

IN WITNESS WHEREOF, the undersigned, intending to be jointly and severally bound hereby, as hereinabove described, have caused this Guaranty to be signed and sealed seventeenth day of January, 2007 at Alpharetta, Georgia.

Witness:
Jon Hammond

ACCEPTANCE BY PRESIDENTIAL FINANCIAL CORPORATION

The foregoing guaranty is accepted in Atlanta, Georgia, this 17th day of January, 2007.

By:
Senior Vice President

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DISCLOSURE STATEMENT

In connection with and in consideration of the advance by Presidential Financial Corporation (“Lender”) of the sum of TWO MILLION AND NOJ100 DOLLARS ($2,000,000.00) to Advanced Nurseries, Inc. (“Borrower”) evidenced by the Demand Secured Promissory Note of even date herewith, the parties hereto agree as follows:

(1)	THE INTEREST RATE ON THE PRINCIPAL INDEBTEDNESS EVIDENCED BY SAID NOTE, AS CALCULATED USING A SIMPLE INTEREST, ANNUAL PERCENTAGE RATE, AND ASSUMING THAT INTEREST PAYMENTS ARE MADE WHEN DUE, IS ONE PERCENT (1%) ABOVE THE DAILY PRIME INTEREST RATE AS QUOTED IN THE WALL STREET JOURNAL, THE INITIAL INTEREST RATE AS OF THE DATE HEREOF BEING NINE POINT TWO FIVE PERCENT (9.25%);

(2)	ALL OTHER FEES AND CHARGES PAID IN CONNECTION WITH THIS NOTE BY BORROWER TO LENDER ARE PAYMENTS FOR THE COST OF ORIGINATING, BOOKING, SERVICING AND MAINTAINING THE LOAN AND OTHER ADMINISTRATIVE COSTS AS SET FORTH IN O.C.G.A. SECTION 7-4-2(a) AND DO NOT CONSTITUTE FEES FOR THE USE OF MONEY. INTEREST HEREIN SHALL BE COMPUTED, AND IS DUE AND PAYABLE ON THE FIFTEENTH (15th) AND LAST DAY OF EACH MONTH. THEREAFTER, ALL UNPAID INTEREST AND OTHER CHARGES PROVIDED FOR HEREIN, ARE DEEMED BY THE OWNER TO BE PRINCIPAL PURSUANT TO O.C.G.A. SECTION 7-4-2(a)(3), AND SHALL BE CHARGED AS ADVANCES TO BORROWER’S LOAN ACCOUNT WITH LENDER, BEARING INTEREST UPON THE SAME TERMS AS OTHER ADVANCES. BORROWER SPECIFICALLY AGREES, BY EXECUTION OF THIS NOTE, TO SAID TREATMENT OF ALL UNPAID INTEREST AND CHARGES AS PRINCIPAL ADVANCED UNDER THIS LOAN.

Agreed to this seventeenth day of January, 2007.

“BORROWER”
Advance Nurseries, Inc.

By:
Title:	Chief Executive Officer

“LENDER”
Presidential Financial Corporation

By:
Title:	Senior Vice President

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TO: PRESIDENTIAL FINANCIAL CORPORATION

The undersigned, Chief Executive Officer of Advanced Nurseries, Inc., pursuant to such Corporation’s Board of Directors’ Resolutions adopted on January 17, 2007, hereby designates those persons listed below as these persons who are authorized to act for the Corporation in accordance with such. resolutions, and hereby certifies that the titles and actual signatures of such persons are as shown below. Such designated persons may do all things and perform all acts and communicate with you in any way in behalf of the Corporation. In furtherance of its financial relationship with you, including specifically the making or executing of requests for draws (which may be via electronic transmission i.e., fax, e-mail, etc. and in the form and language as provided by Lender and shall not be altered in any way and/or with their electronic signature, if applicable); requests for credit approvals; certificates of inventory; listings of receivables and remittance reports. This certification supplements any certification previously furnished you, and you may rely upon it until otherwise notified by us in writing.

Chief Executive Officer

Chief Financial Officer

Secretary

Office Manager

Witness my hand and seal of the Corporation on this seventeenth day of January, 2007.

Chief Executive Officer

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CHIEF EXECUTIVE OFFICER’S CERTIFICATE

BOARD OF DIRECTORS’ RESOLUTIONS

I, Jon Hammond, do hereby certify that I am the duly elected and acting Chief Executive Officer of Advanced Nurseries, Inc. (“The Corporation”), a Georgia corporation, and that the following is a true and correct copy of resolutions duly adopted and ratified by action of the Board of Directors of said corporation on January 17, 2007, or by unanimous written consent signed by all the Directors, all in accordance with said Corporation’s by-laws and Articles of Incorporation and the laws of the State of Incorporation, and that the same have not been modified, repeated, rescinded or withdrawn, are in fullforce and effect and do not contravene any provisions of said Corporation’s Articles of Incorporation or by-laws;

RESOLVED, that the officers of this Corporation, or any of them, be and the same are hereby authorized, empowered and directed to borrow from Presidential Financial Corporation (“Lender”) from time to time, on behalf of this Corporation, such sums as they or any of them may deem necessary or desirable in connection with the operation of the business of this Corporation, upon such terms and conditions as may be obtainable through negotiation with Lender, and to execute promissory notes in respect thereto in the name of the Corporation for the payment of such amounts so borrowed, and further to extend, renegotiate, renew, refinance or otherwise modify such terms and conditions by agreement with Lender;

FURTHER RESOLVED, that the officers of this Corporation, or any of them, one and the same are hereby authorized, empowered and directed to request, from time to time, on behalf of the Corporation, as they deem necessary or desirable for the operation of the business of this Corporation, that Lender make advances and over-advances to this Corporation, such advances and over-advances to become subject to the terms and conditions of any agreement with regard to assignment of accounts receivable existing at the time of such request or any modification, extension, renewal, or renegotiation thereof;

FURTHER RESOLVED, that the officers of this Corporation, or any of them, one and the same are further authorized and directed from time to time, on behalf of this Corporation, to secure any such loans, advances, over-advances sums payable under agreements of guaranty and/or suretyship, or other indebtedness to Lender however arising, by pledging or by granting full lienable rights and full security title and security interest in and to any and all of the assets of this Corporation, both real and personal, and such officers are directed and authorized to execute any and all instruments necessary or desired by Lender in any manner as may now or hereafter be recognized by the laws of the United States or any state, or of any foreign state;

FURTHER RESOLVED, that the officers of this Corporation or any of them, be and the same are hereby authorized, empowered and directed to execute, from time to time, on behalf of the Corporation, any agreement with regard to the assignment of accounts receivable with Lender relating to the pledge, dale, negotiation, assignment, and guaranty of all contracts rights, accounts receivable, general intangibles, bills, notes, acceptances, and any other forms of obligations (hereinafter collectively called “Receivables”) to or with Lender and from time to time extend, renew, renegotiate, amend, supplement, or otherwise notify any such agreement or agreements, and they, or any of them, or any person or persons hereafter agreed upon or designated by any of them to act for this Corporation, are hereby further authorized and directed from time to time to sell, transfer, assign, endorse, deliver, negotiate, grant any lien rights with regard to, and grant any security title to and security interest in, and guarantee to Lender or its assigns any and all receivables now or hereafter belonging to or acquired by the Corporation, and for said purposes to execute and deliver any and all assignments, transfers, schedules, contracts, endorsements, guaranties, agreements, or other instruments in respect thereof, and to make remittances to Lender in kind in respect thereof by checks, drafts, or otherwise, and to do and perform all such other acts and things as may be required in connection with the accomplishment of the foregoing, including the appointment of Lender or any of its agents, as attorney-in-fact to do such acts, and further to include acts of approval, confirmation, and/or ratification:

FURTHER RESOLVED, that the officers of this Corporation, or any of them, are hereby authorized and directed, from time to time, on behalf of this Corporation, to execute any contracts of suretyship and/or guaranty or any other instruments which will guarantee to Lender, or to any other person, partnership, corporation, or other entity, payment of any obligation and full performance of all other undertakings of any person, partnership, corporation, or other entity, as may be required or deemed by the officers of this Corporation, or any of them, necessary or desirable in order to effect the accomplishment of any financial transactions in which this Corporation has a direct interest or otherwise, including any agreement with regard to assignment of accounts receivable, any loan, advance, overadvances, instrument of title, instrument of lien, instrument creating security interest, lease of personal or real property or any other obligation or contractual undertaking:

FURTHER RESOLVED, that all acts and deeds of any officer of this Corporation heretofore performed on behalf of this Corporation in entering into, executing, performing, carrying out, or otherwise pertaining to the arrangements and intentions authorized by these resolutions are hereby ratified, approved, confirmed, and declared binding upon this Corporation;

FURTHER RESOLVED, that any such officers of this Corporation be and are hereby authorized, empowered and directed, on behalf of this Corporation to do such other things and to execute such other documents as may be necessary and appropriate to effect the foregoing transactions including the execution of Financing Statements and such other notices or instruments as may be necessary or requested by Lender;

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FURTHER RESOLVED, That the chief Executive officer shall certify to Lender the names of the presently duly elected and qualified officers of this Corporation and shall from time to time hereafter as changes in the personnel of said officers are made , immediately certify such changes to Lender and Lender shall be fully protected in relying on such certificates of the Secretary and shall be indemnified and held harmless from any claims, demands, expenses, loss or damage resulting from or arising out of honoring the signature of any officer so certified or for refusing to honor any signature not so certified;

FURTHER RESOLVED, That the Chief Executive Officer be, and he hereby is authorized, empowered and directed to certify to Lender the foregoing resolutions and that the provisions thereof are in accordance with provisions of law, and the Articles of Incorporation and By-laws of this Corporation; and

FURTHER RESOLVED, that the forgoing resolutions shall remain in full force and effect until written notice of their amendment or rescission shall have been received by Lender and that receipt of such notice shall not affect any action taken by Lender prior thereto.

I further certify that the following are the names and official signatures of the present officers of the Corporation.

Chief Executive Officer

Chief Financial Officer

Secretary

Treasurer

IN WITNESS WHEREOF, I have              subscribed my name and affirmed the seal of this Corporation this seventeenth day of January, 2007.

Chief Executive Officer

(Corporate Seal)

STATE OF TEXAS		STATE OF TEXAS

COUNTY OF HARRIS		COUNTY OF DENTON

personally appeared and acknowledged before me this 17th day of January, 2007.		personally appeared and acknowledged before me this 17th January, 2007.

Notary	Seal	Notary	Seal

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